Exhibit 99.2

Max Specialty Insurance Company

May 11, 2009

A member of the Max Capital Group BERMUD AIRELAND UNITED STATES LLOYD’S

INFORMATION CONCERNING FORWARD LOOKING STATEMENTS

CAUTIONARY NOTE REGARDING FORWARD -LOOKING INFORMATION

This presentation includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward -looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward -looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward -looking statement whether as a result of new information, future developments or otherwise.

This presentation contains certain forward -looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward -looking statements. These statements are based on our current plans, estimates and expectations. Some forward -looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward -looking statements, the inclusion of such statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward -looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly -owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward -looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this presentation.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This presentation relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus of IPC and Max. This presentation is not a substitute for the definitive joint proxy statement/prospectus or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

2

Max Specialty – Leading E&S Writer

Nationwide excess and surplus lines writer of property, casualty and marine

Three distinct divisions: Brokerage, Marine and Contract Binding

Strong financial strength and technical expertise

Significant product diversification and strong distribution relationships

Start-up in 2007 with experienced teams from Essex/Markel and other E&S platforms

On target to write $250 million of GWP in 2009

Internal structure in place and start-up expenses have stabilized

Licensed in 49 states on a non-admitted basis and 50 states on an admitted basis

Now have the people and the platforms to write a diversified book anywhere in the U.S.

Use of third party reinsurance to minimize exposure in early years

Strong sponsorship by the reinsurance community

Placed with favorable terms and conditions

Target combined ratio of 85% to 90%

Loss ratio on target; expense ratio decreasing as book continues to grow

Max Specialty contributes to Max Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

3

An Important and Growing Business for Max

Product diversification allows resources to be reallocated as market cycles change

Max Capital 2008 GPW

Bermuda/Dublin Insurance

31%

U.S. Specialty

15%

1% (1) 34% Max at Lloyd's Bermuda/Dublin Reinsurance 19% Life & Annuity Reinsurance

Total = $1,254 million

Max Specialty 2008 GPW

Marine

20%

49% Property

General 31% Casualty

Total = $194 million

(1)	Max at Lloyd’s acquired in November 2008 and includes partial year GPW.
4

E&S Market Overview

Characteristics of the Excess and Surplus Lines Market

What is the E&S market?

E&S market offers coverages unavailable in the standard insurance market

Only after insureds have been denied coverage in the admitted market can they turn to the E&S market As nonadmitted insurers, E&S companies are not subject to the rate and form regulations of the insured’s state regulator

? Free to use policy forms and rates they believe are appropriate for the risks they accept

What risks does the E&S market accept?

Unique: unusual risks that admitted insurers are unwilling / unequipped to insure Non-standard: policies having unfavorable traits (e.g., frequent, large losses) unacceptable to admitted insurers

High-capacity: policies with high insurance limits (i.e., risks in excess of what an admitted insurer will write, given its changing appetite)

What specific coverages?

The majority of the E&S lines are commercial lines including:

Property catastrophe Excess and umbrella

High-hazard products

D&O E&O

Special events

Environmental impairment Employment practices

Distribution

Typically distributed by wholesale brokers, retail agents, and program managers

6

E&S Market Overview

Innovative underwritng strategies quickly adjust to the needs of the insured

Unique policy forms and rates allowing freedom to price each risk separately

Unlike the traditional marketplace, E&S lines carriers are not bound by price or by the need to provide certain types of coverage

E&S industry has historically outperformed the broader P&C universe

($ in millions) 2002 2003 2004 2005 2006 2007

Total U.S. Insurance Industry DPW $406,738 $456,693 $477,118 $488,723 $499,058 $501,637 Total Surplus Lines Industry DPW $25,565 $32,799 $33,012 $33,281 $38,698 $37,337

% of industry 6.3% 7.2% 6.9% 6.8% 7.8% 7.4%

P&C Industry Combined Ratio 107.4% 100.1% 98.1% 100.9% 92.4% 95.4% Surplus Lines Industry Combined Ratio 93.0% 92.3% 92.7% 93.2% 79.3% 76.0%

Outperformance 14.4% 7.8% 5.4% 7.7% 13.1% 19.4%

E&S industry has enjoyed stronger growth and better underwriting profitability than standard lines companies

Source: A.M. Best.

7

E&S Outperforms the P&C Industry

Combined Ratios

120% 100% 80% 60%

1997 1999 2001 2003 2005 2007

95.4%

76.0%

E&S sector has materially outperformed the P&C Industry

E&S sector has consistently produced superior returns when compared to the broader P&C industry

Loss Ratios

100% 90% 80% 70% 60% 50%

1997 1999 2001 2003 2005 2007

67.5%

52.4%

Total Returns on Surplus

25%

20%

15%

10%

5%

0% (5)% (10)%

1997 1999 2001 2003 2005 2007

20.9% 14.7%

P&C Industry Domestic Professional Surplus Lines

Source: A.M. Best.

8

E&S is the Insurance Growth Sector

Net Premiums Written Growth

100% 80% 60% 40% 20% 0% (20)%

1974 1979 1984 1989 1994 1999 2004 2007

P&C Industry Domestic Professional Surplus Lines

E&S Market Share % of Commercial Insurance

14%

6% 5%

1987 1997 2007

Source: A.M. Best.

E&S DWP CAGR of 9% vs. commercial insurance CAGR of 4% between 1987 and 2007

E&S companies have ability to enter nonstandard markets and retain much of the transitioned business

Evidenced by significant premium growth following dislocating events

Events include:

9/11

Florida 2004 hurricanes

2005 Hurricane Katrina

And most recently Hurricane Ike and Gustav in 2008

Max Specialty

Key Success Factors for Max in the E&S Market

Experienced management team with a profitable track record

Disciplined underwriting strategy

Underwriting transparency with limited authority and real time aggregation and monitoring

Prudent use of limits and a conservative reserving strategy

Contract binding business closely managed and audited for compliance with pricing and authority levels

Strong relationships and distribution capabilities

Formal appointment process of wholesalers/retailers adds controls to distribution relationships

Process means we are not an open distribution market

80 wholesale brokers with 20 year track records/relationships (Brokerage Division)

83 Managing General Agencies (Contract Binding Division)

Operates through 6 offices across the country

Product diversification allows resources to be reallocated as market cycles change

Underwrites for profit and not market share

Compensation rewarded on underwriting profit and ROE

Structured in three distinct divisions: Brokerage, Marine and Contract Binding

Utilizes strong underwriting skills to find solutions to client’s problems

Provides alternatives rather than declinations

Management Team With Significant Industry Experience

Executive	Previous Experience	Years Experience
Steve Vaccaro CEO – Max Specialty	President & COO Essex Insurance Company	38
Bryan Sanders EVP – Contract Binding Max Specialty	E&S Division, Hilb, Rogal & Hobbs President Dominion Specialty	27
Jon Hahn SVP – Brokerage Division Max Specialty	VP Western Region Markel Corporation	18
Mike Miller SVP – Marine Division Max Specialty	CUO Specialty Division Firemans Fund William H McGee	36
Buddy Anckner President – Casualty Div. Max Managers, USA	SVP Max Bermuda SVP XL's Bermuda Insurance Operation	25
Phil Vedell SVP, CAO, Director of Catastrophe Management	SVP Aon	13
Stephen Loderick SVP, CFO and Treasurer Max Specialty	VP, CFO and Treasurer W.R. Berkley Markel Corporation	25

MaxSpecialty
12

Disciplined Underwriting Strategy

Experienced underwriting team with a profitable track record Individual risk underwriting managed to common risk-reward criteria

Strong underwriters with solid technology and common pricing models

Prudent use of limits combined with reinsurance to manage maximum downsides

Conservative underwriting and management philosophy to manage catastrophe exposures on a 1:250 year event

Proactively manage business with conservative catastrophe limits

Data is in “real time” and captured down to location address

Monitoring, managing and pricing local concentrations

Approach tested and proven in Ike/Gustav with less then $5 million in losses

Max Specialty adds further diversification to Max Capital’s book of risk

Different distribution system, smaller sized clients, but consistent methodology

Softer classes compliment the Bermuda book

This underwriting strategy has led to loss ratios consistent with our goal of an 85%—90% combined ratio

Loss ratio of 56.5% in Q1 2009

Combined ratio of 98.4% in Q1 2009

Max Specialty’s Diversified Premium Base

Four unique divisions allow resources to be reallocated throughout market cycle for greatest risk-adjusted returns

Each division led by a seasoned professional with profitable track record

Underwriting teams with significant experience in their specialty niche

Adds diversification to Max Capital across distribution and underlying client base, as well as class of business

Max Specialty 2008 GPW

Max Managers

6%

Marine

20%

Brokerage Property 40%

33% 1%

Brokerage Casualty Contract Binding

Total = $194 million

Brokerage Division

Capacity—$25 million per risk

Property catastrophe exposed -layered accounts

Property non-catastrophe exposed

Middle market property and casualty

Brokerage casualty—$6,000,000 (Primary or Umbrella X/S)

Underwriting Strategy

Attract and retain high quality underwriting talent

Individual risk underwriting supported by robust models

Collaborative underwriting process and peer review

Focus on business that is not correlated with other Max platforms

Budget / Plan

Target GPW of approximately $90 million

Target net loss ratio of 46%

Target net combined ratio (ex G&A) of 58%

Premiums, Attachment, and Limits Profile

Average premium of approximately $45,000

48% of limits $5 million or less

75% of limits $10 million or less

72% of policies attach > 5,000,000

Limit Profile (% of Premium)

$0M to $1M $1M to $5M $5M to $10M

$10M to $15M

$15M to $20M

> $20M

2.2%

45.7% 27.3% 12.1%

7.6%

5.1%

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0%

Brokerage Division (cont’d)

Largest Occupancy Types

Apartment bldgs, office bldgs, mixed use, hotels, shopping centers and schools

Largest State Exposures

Florida, California, Texas, South Carolina and Louisiana

Top Producers

AmWINS, CRC, Swett & Crawford, Risk Placement Services and Westrope

Market Conditions

Market pricing and capacity allocation remains inconsistent

Loss effected layers, Florida and GOM tier 1 seeing:

- Capacity reductions

- Price increases and tighter terms

Zone A and B, California earthquake pricing has seen moderate price increases ~10%

Non-catastrophe exposed account pricing remains soft

Seeing some accounts reduce limits purchased

Contract Binding Division

Capacity – $6.0M casualty / $2.5M property

Property non-catastrophe exposed

Casualty Inland marine

Umbrella and X/S liability Specialty homeowners

Underwriting Strategy

Acceptable risks are traditional E&S classes with limited exposures, typically smaller limits

Agents underwrite business according Max Specialty’s published rules, rates, and guidelines; their authority is granted/upheld by written contract

“Trust but Verify”

Budget / Plan

Target GPW of approximately $86 million

Target net loss ratio of 63%

Target net combined ratio (ex G&A) of 82%

Premiums and Limits Profile

Average premium of approximately $2,000

90% of limits $1 million or less

100% of limits $5 million or less

Limit Profile (% of Premium)

$0M to $1M

$1M to $5M

$5M to $10M

$10M to $15M

$15M to $20M

> $20M

89.6%

10.4%

0.0% 0.0% 0.0% 0.0%

0.0% 25.0% 50.0% 75.0% 100.0%

Contract Binding Division (cont’d)

Largest Occupancy Types

Casualty – contractors, habitational, service, retail and lessors risk

Property – habitational, lessors risk, retail, service and institutional

Largest State Exposures

Casualty—Florida, New York, New Jersey, Texas and Massachusetts

Property – New York, Massachusetts, Texas, Pennsylvania and New Jersey

Top Producers

Jimcor, Quaker, TAPCO, Bliss & Glennon and CT Underwriters

Market Conditions

Property rates flat to down 5%

Casualty rates flat on smaller risks, but down approximately 5% on larger risks

Marine Division

Capacity—$25 million per risk

Inland marine

Ocean marine

Non-admitted and admitted paper

Underwriting Strategy

Majority of the division’s production will be inland marine and developed from targeted industries such as construction, transportation (storage/warehouse), communication, dealers, and specialty classes

Increase the GPW of the ocean marine products to 15% of the division’s overall production for 2009

Use of Max America paper will provide a broader geographic client base and provide access to more historically profitable traditional inland marine classes

Budget / Plan

Target GPW of approximately $52 million

Target net loss ratio of 60%

Target net combined ratio (ex G&A) of 74%

Premiums and Limits Profile

Average premium of approximately $30,000

57% of limits $5 million or less

89% of limits $10 million or less

Limit Profile (% of Premium)

$0M to $1M $1M to $5M $5M to $10M $10M to $15M $15M to $20M

> $20M

28.4% 28.7% 31.5%

11.3%

0.0%

0.0%

0.0% 10.0% 20.0% 30.0% 40.0%

Marine Division (cont’d)

Leading Classes of Business

Contractors equipment, builders risk, motor truck cargo, dealers, transportation, inland marine related property, ocean cargo

Max America Insurance Company Utilization

Admitted product promotes diversification with growth in non-catastrophe states, including: New York, Washington, Arizona, Pennsylvania and New Jersey

Having admitted capabilities for the Inland Marine product allows for a broader product offering that assists in accessing historically profitable classes

Admitted paper is essential in developing the Ocean Marine product. Focus within this line is to develop: ocean cargo, hull and excess liability business; will not be writing offshore energy or blue water business

Top Producers

CRC, AmWINS, Swett & Crawford, Maximum, Marsh, Aon and Willis

Market Conditions

Overall rates are flat

Rate increases on loss effected accounts and risk with “CAT” exposure

Rate reductions are still occurring on accounts with profitable loss records driven by producer competition

Significant Growth Opportunities for Max Specialty

Increase penetration in existing markets

Writes E&S premium of $250 million in a $37 billion market

Expanding the underwriting platform

Continue strategy of hiring small underwriting teams that have proven track records and specialty expertise that is complementary to existing business

Existing platform supports extra $100 million GPW without significant new infrastructure

Expanding distribution

Our distribution system will remain somewhat selective to maintain an added value concept for a Max Specialty appointment

Opportunistic geographic expansion of broker relationships

Every broker is carefully screened for ability to meet financial strength guidelines as well as premium and profitability targets

Renewal business provides additional underwriting opportunities

To date most written premium has come from new business

Retention percentages of approximately 40% provides a base for future growth

Max Specialty:

A Diversified Growth Opportunity For Max Capital Group

Specialty expertise that is complementary to Max Capital throughout market cycle On target to write $250 million of GWP in 2009 Experienced management team with a strong track record and deep relationships

Disciplined underwriting strategy has led to loss ratios consistent with our goal of an 85%—90% combined ratio

E&S companies trade at a premium valuation

Average Price / Book Value Multiple 3-Year 2007 2008 Current

Specialty (1) 1.54x 1.75x 1.21x 1.06x Reinsurers (2) 1.14x 1.26x 0.97x 0.88x

Max Specialty contributes to Max Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle

(1)	Includes HCC, RLI, AGII, JRVR, and PHLY.
(2)	Includes MXGL, IPCR, VR, TRH, AWH, PTP, MRH, RE, PRE, ACGL, AHL, RNR, ENH, AXS, and ORH.